24. Financial Risk Management	12 Months Ended
Dec. 31, 2018
Financial Risk Management
Financial Risk Management

24.        Financial risk management

(i)	Financial risk management objectives and policies

The Group’s principal financial instruments comprise cash and cash equivalents, certificates of deposit at commercial banks, a convertible loan, warrants and investor loans presented in borrowings. The main purpose of these financial instruments is to raise funds for the Group’s operations. The Group has various other financial assets and liabilities such as trade and other receivables and trade and other payables, which arise directly from its operations.

The main risks arising from the Group’s financial instruments are credit risk and liquidity risk. The measures taken by management to manage each of these risks are summarized below.

(ii)	Credit risk

The Group’s financial assets comprise to a large extent cash and cash equivalents. In addition, financial assets include shares, certificates of deposit, trade and other receivables. The total carrying amount of shares (€3.2 million, 2018: €3.8 million) cash and cash equivalents  (€95.2 million, 2018: €94.8 million), trade and other receivables (€1.5 million, 2018: €1.4 million), and certificates of deposit (€8.9 million, 2018: €14.0 million), represents the maximum credit exposure of €108.8 million (2018: €114.1 million).

The cash and cash equivalents and certificates of deposit are held with banks, which are rated BBB+ to AA- based on Standard & Poor’s and Moody’s.

(iii)	Interest rate risk

The Group’s interest rate risk arises from cash accounts and long-term borrowings at variable rates.

Affimed entered into the SVB loan pursuant to which the Group borrowed €7.5 million with an outstanding balance of €2.0 million as at December 31, 2019, with a variable interest rate of an annual rate of 5.5% plus one-month EURIBOR, with EURIBOR deemed to equal zero percent if EURIBOR is less than zero percent. The Group does not expect the EURIBOR to exceed the floor of 0% within the foreseeable future, and considers the interest risk to be low.

Market interest rates on cash and cash equivalents as well as on term deposits were low in 2019, resulting in interest income of €715 in 2019. A shift in interest rates (increase or decrease) would not have a material impact on the loss of the Group.

(iv)	Other price risks

The fair value of the shares in Amphivena depends on the share price. The total exposure of the Group amounts to €3.2 million.

(v)	Foreign currency risk

Foreign exchange risk arises when future commercial transactions or recognized assets or liabilities are denominated in a currency that is not the entity’s functional currency.

The Group’s entities are exposed to Czech Koruna (CZK) and US Dollars (USD) and British Pound (GBP). The net exposure as of December 31, 2019 was €56,531 (2018: €47,524)  and mainly relates to US Dollars.

In 2019, if the Euro had weakened/strengthened by 10% against the US dollar with all other variables held constant, the loss would have been €5,677 (2018: €4,787) higher/lower, mainly as a result of foreign exchange gains/losses on translation of US dollar-denominated financial assets. The Group considers a shift in the exchange rates of 10% as a realistic scenario.

Loss is more sensitive to movement in exchange rates shifts in 2019 than in 2018 because of the increased volume of US dollar-denominated transactions.

The following significant exchange rates have been applied during the year:

	2019	2018	2017
	CZK or USD	CZK or USD or	CZK or USD or
	or GBP/EUR	GBP/EUR	GBP/EUR
CZK - Average Rate	0.03896	0.03899	0.03799
CZK - Spot rate	0.03936	0.03887	0.03916

USD - Average Rate	0.89326	0.84674	0.88519
USD - Spot rate	0.89015	0.87336	0.83382

GBP - Average Rate	1.1393	1.13031
GBP - Spot rate	1.1754	1.11791

(vi)	Liquidity risk

Liquidity risk is the risk that the Group will encounter difficulties in meeting the obligations associated with its financial liabilities which are normally settled by delivering cash. The Group’s approach to managing liquidity is to ensure, as far as possible, that it will always have sufficient liquidity to meet its liabilities when due.

The Group continually monitors its risk of a shortage of funds using short and mid-term liquidity planning. This takes account of the expected cash flows from all activities. The supervisory board undertakes regular reviews of the budget.

In 2017 and 2018 and 2019, Affimed raised significant funding that it estimates will enable the Group to fund operating expenses and capital expenditure requirements at least into the fourth quarter of 2021.

In 2017, the Group issued 10,646,762 common shares in a public offering at a price of $1.80 per common share for net proceeds of €16.4 million.

In 2018, the Group issued 13,225,000 common shares in a public offering at a price of $2.00 per common share for net proceeds of approximately €19.7 million and 2,373,716 common shares in connection with its at-the-market sales agreement for net proceeds of €3.8 million.

In 2019,  the Group issued 13,800,000 common shares in a public offering at a price of $2.50 per common share resulting in aggregate net proceeds of €29.5 million (see note 16).

The Group expects to require additional funding to complete the development of the existing product candidates. In addition, the Group expects to require additional capital to commercialize the products if regulatory approval is received.

(vii)	Capital management

The primary objective of the Group’s capital management is to ensure that it maintains its liquidity in order to finance its operating activities and meet its liabilities when due.

The Group manages its capital structure primarily through equity.